                                                                     EXHIBIT 8.1


                               THE BOC GROUP PLC

List of subsidiary and associated undertakings and other significant holdings pursuant to Section 231 and Schedule 5 of the Companies Act 1985 as at 30 September 2004. Except where otherwise stated, the shares held are Ordinary shares.

(a) = Subsidiary undertaking by virtue of Section 258(2)(c) of the Companies Act 1985. * = Shares held through a subsidiary or associated undertaking.

                                                  COUNTRY OF                  PERCENTAGE OF SHARES
COMPANY                                           INCORPORATION               HELD BY GROUP
-------                                           -------------               --------------------
Indura Argentina S.A.                             Argentina                   *41

BOC Gases Aruba N.V.                              Aruba                       *100

Auscom Holdings Pty Limited                       Australia                   *50
BOC AIP (a Limited Partnership)                   Australia                   *100
BOC Australia Pty Limited                         Australia                   *100
                                                                              *100 'J' Pref shares
BOC Limited                                       Australia                   *100
BOC Gases Finance Limited                         Australia                   *100
BOC Group Pty Limited                             Australia                   *100
Boggy Creek Pty Limited                           Australia                   *100
CC Energy Pty Limited                             Australia                   *50
CIG Products Pty Limited                          Australia                   *100
Commonwealth Industrial Gases Pty Limited, The    Australia                   *100
Elgas Autogas Pty Limited                         Australia                   *50
Elgas Limited                                     Australia                   *50
Elgas Reticulation Limited                        Australia                   *50
OccCorp Pty Limited                               Australia                   *25
Pacific Engineering Supplies Pty Limited          Australia                   *100
Pacific Industrial Supplies Pty Limited           Australia                   *100
Pan-Pacific Welding Pty Limited                   Australia                   *100
South Pacific Welding Group Pty Limited           Australia                   *100
Tiamont Pty Limited                               Australia                   *50
Unigas JV Partnership                             Australia                   *25

Bangladesh Oxygen Limited                         Bangladesh                  *60
BOC Bangladesh Limited                            Bangladesh                  60

SA BOC Edwards NV                                 Belgium                     *100

Hydrogen Company of Paraguana Limited, The        Bermuda                     *100
Priestley Company Limited                         Bermuda                     *100

Afrox Limited                                     Bophuthatswana              *56

Afrox Gas & Engineering Supplies (Botswana)       Botswana                    *56
   (Pty) Limited
Botswana Oxygen Company (Pty) Limited             Botswana                    *56
Handigas (Botswana) (Pty) Limited                 Botswana                    *56
Healthcare Management Services (Pty) Limited      Botswana                    *20
Heat Gas (Pty) Limited                            Botswana                    *42

BOC Edwards Brasil Limitada                       Brazil                      *100
BOC Gases do Brasil Limitada                      Brazil                      *100


AUECC (BVI) Holdings Limited                      British Virgin Islands      *50
BOC Lienhwa (BVI) Holding Company Limited         British Virgin Islands      *50
Pure Quality Technology Limited                   British Virgin Islands      *50

                                                                      COUNTRY OF                 PERCENTAGE OF SHARES
COMPANY                                                               INCORPORATION              HELD BY GROUP
-------                                                               -------------              --------------------
Shine Sky International Company Limited                               British Virgin Islands     *50
Unique Gas (BVI) Company Limited                                      British Virgin Islands     *99

Brunei Oxygen Sdn Bhd                                                 Brunei                     *25

177470 Canada Inc                                                     Canada                     *100
177472 Canada Inc                                                     Canada                     *100
44001 Ontario Limited                                                 Canada                     *100
BOC Canada Limited                                                    Canada                     *100
Burke Holdings Limited                                                Canada                     *100
Hibon Inc                                                             Canada                     *100

BOC de Chile S.A.                                                     Chile                      *100
Compania de Hidrogeno de Talcahuano Limitada                          Chile                      *100
Indura S.A., Industria y Comercio                                     Chile                      *41

Asia Union (Shanghai) Electronic Chemical Co Limited                  China                      *50
BOC (China) Holdings Company Limited                                  China                      *100
BOC Gases (Nanjing) Chemical Park Company Limited                     China                      *100
BOC Gases (Nanjing) Company Limited                                   China                      *100
BOC Gases (North) Company Limited                                     China                      *100
BOC Gases (Shanghai) Corporation Limited                              China                      *100
BOC Gases (Suzhou) Company Limited                                    China                      *100
BOC Gases (Tianjin) Company Limited                                   China                      100
BOC Gases (Wuhan) Company Limited                                     China                      *100
BOCLH Industrial Gases (Kunshan) Company Limited                      China                      *50
BOCLH Industrial Gases (Songjiang) Company Limited                    China                      *50
BOCLH Industrial Gases (Suzhou) Company Limited                       China                      *50
BOCLH Industrial Gases (Waigaoqiao) Company Limited                   China                      *50
BOCLH Industrial Gases (Zhangjiang) Company Limited                   China                      *50
BOC TISCO Gases Company Limited                                       China                      50
BOC Trading (Shanghai) Company Limited                                China                      *100
Dalian BOC Carbon Dioxide Company Limited                             China                      *50
Edwards Tianli (Beijing) Pharmaceutical Systems Company Limited       China                      *50
Guangkong Industrial Gases Company Limited                            China                      *25
Guangzhou GNC Carbon Dioxide Company Limited                          China                      *25
Guangzhou GNIG Industrial Gases Company Limited                       China                      *30
Guangzhou Pearl River Industrial Gases Company Limited                China                      *25
Maoming Coolants Carbon Dioxide Company Limited                       China                      *25
Nanjing BOC-YPC Gases Company Limited                                 China                      *50
Panyu GNC Carbon Dioxide Company Limited                              China                      *25
Shanghai BOC Industrial Gases Company Limited                         China                      50
Shanghai BOC Qing Pu Industrial Gases Company Limited                 China                      *35
Shanghai Hongbao Medical Gases Company Limited                        China                      *24
Shanghai Huayi Microelectronic Material Company Limited               China                      *25
Shenzhen Feiying Industrial Gases Company Limited                     China                      *45
Shenzhen South China Industrial Gases Company Limited                 China                      *25

CO2 Colombiano Limitada                                               Colombia                   *37
Comingas SA Empresa de Servicios Publicos                             Colombia                   *74
Gases Industriales de Colombia SA                                     Colombia                   *74
Ingemedicas Santander Limitada                                        Colombia                   *74

BOC Edwards s.r.o.                                                    Czech Republic             *100
GIST Czech Republic s.r.o.                                            Czech Republic             *100

Solecsa Soldaduras Ecuatorianas S.A.                                  Ecuador                    *34

                                                                      COUNTRY OF                 PERCENTAGE OF SHARES
COMPANY                                                               INCORPORATION              HELD BY GROUP
-------                                                               -------------              --------------------
3 Shires (Cutting & Welding Automated) Limited                        England                    *88
3 Shires Cutting & Welding Limited                                    England                    *90
Agrinon Company                                                       England                    100
Airco Coating Technology Limited                                      England                    100
                                                                                                 100 'A' Ordinary
                                                                                                 100 'B' Ordinary
Anaquest Limited                                                      England                    100
Anglian Industrial Gases Limited                                      England                    100
Applied Vision Limited                                                England                    100
BOC America Holdings                                                  England                    *100
BOC Chile Holdings Limited                                            England                    *100
BOC CIS Limited                                                       England                    100
BOC Concentrator Services Limited                                     England                    100
BOC Cryoplants Limited                                                England                    100
BOC Distribution Services Limited                                     England                    100
BOC Dutch Finance                                                     England                    *100
BOC Edwards Chemical Management Europe Limited                        England                    100
BOC (Europe) Holdings Limited                                         England                    100
BOC Health Care Limited                                               England                    100
BOC Helex Limited                                                     England                    100
BOC Holdings                                                          England                    100
BOC Holland Finance Limited                                           England                    100
BOC Investment Holdings Limited                                       England                    100
BOC Investments (Luxembourg) Limited                                  England                    *100
BOC Investments No.1 Limited                                          England                    *100
BOC Investments No.2 Limited                                          England                    *100
BOC Investments No.3 Limited                                          England                    100
BOC Investments No.4                                                  England                    *100
BOC Investments No.5 Limited                                          England                    100
                                                                                                 100 Ordinary A shares
BOC Ireland Finance                                                   England                    *100
BOC Japan                                                             England                    100
BOC Japan Holdings Limited                                            England                    *100
BOC Korea Holdings Limited                                            England                    100
BOC Limited                                                           England                    *100
BOC Luxembourg Finance                                                England                    *100
BOC Netherlands Finance Limited                                       England                    100
BOC Netherlands Holdings Limited                                      England                    100
                                                                                                 100 7.2% Cum Red Pref
BOC Nominees Limited                                                  England                    100
BOC Overseas Finance Limited                                          England                    100
BOC Overseas Finance No.2 Limited                                     England                    100
                                                                                                 *100 5% Cum Pref
BOC Pensions Limited                                                  England                    100
BOC Pension Scheme Trustees Limited                                   England                    100
BOC Poland Holdings Limited                                           England                    100
BOC RSP Trustees Limited                                              England                    100
BOC Russia Holdings Limited                                           England                    100
BOC SEPS Trustees Limited                                             England                    100
BOC Share Scheme Trustee Limited                                      England                    100
BOC Technologies Limited                                              England                    100
BOC Trustees No.4 Limited                                             England                    100
British Industrial Gases Limited                                      England                    100

British Oxygen Company Limited, The                                   England                    100
                                                                                                 100 Deferred Ord
                                                                                                 100 Preferred Ord
Calumatic (United Kingdom) Limited                                    England                    100
Cotswold Industrial & Welding Supplies Limited                        England                    *100

                                                                      COUNTRY OF                 PERCENTAGE OF SHARES
COMPANY                                                               INCORPORATION              HELD BY GROUP
-------                                                               -------------              --------------------
Cryostar Limited                                                      England                    100
Cyprane Limited                                                       England                    100
Edwards High Vacuum International Limited                             England                    *100
Express Industrial & Welding Supplies Limited                         England                    *95
EHVIL Dissentients Limited                                            England                    100
Fluorogas Limited (in administration)                                 England                    100
Future Industrial and Welding Supplies Limited                        England                    *100
Gaffney Industrial & Welding Supplies Limited                         England                    *80
Gas Instrument Services Limited                                       England                    *84
Gas Services Holdings Limited                                         England                    100
GIST Limited                                                          England                    *100
                                                                                                 *100 5% Cum Pref
                                                                                                 *100 5% Cum B Pref
G L Baker (Transport) Limited                                         England                    100
Handigas Limited                                                      England                    100
                                                                                                 100 Management
Hick, Hargreaves and Company Limited                                  England                    *100
Indonesia Power Holdings Limited                                      England                    100
Industrial and Welding Management Limited                             England                    *100
Industrial & Welding Supplies (North West) Limited                    England                    *100
Islebroad Limited                                                     England                    *100
Leengate Hire Limited                                                 England                    *100
Leengate Industrial & Welding Supplies (Scotland) Limited             England                    *75
Leengate Welding Group Limited                                        England                    *100
Leengate Industrial & Welding Supplies Limited                        England                    *90
Leengate Industrial & Welding Supplies (Lincoln) Limited              England                    *90
Leengate Industrial & Welding Supplies (North East) Limited           England                    *75
Leengate Industrial & Welding Supplies (Nottingham) Limited           England                    *80
Medishield Limited                                                    England                    100
Medispeed Limited                                                     England                    100
                                                                                                 100 8% 1st Cum Red Pref
                                                                                                 100 8% 2nd Non-Cum Red
                                                                                                 Pref
Pennine Industrial & Welding Supplies Limited                         England                    *94
Plasma Products Limited                                               England                    100
Proportioncharm Limited                                               England                    *100
Rock Industrial & Welding Supplies Limited                            England                    *75
Seabrook Industrial & Welding Supplies Limited                        England                    *100
Sharp Times Limited                                                   England                    *95
Spalding Haulage Limited                                              England                    100
Storeshield Limited                                                   England                    *100
                                                                                                 *100 Deferred
Transhield Limited                                                    England                    100
Viggo Limited                                                         England                    100
Viggo-Spectramed Limited                                              England                    100
W&G Supplies Limited                                                  England                    *80
Welder Equipment Services Limited                                     England                    *75
Welding Products Holdings Limited                                     England                    100
Welding Wires (Midlands) Limited                                      England                    *80
Wessex Industrial & Welding Supplies Limited                          England                    *100

BOC Fiji Limited                                                      Fiji                       *90

BOC Finland Oy                                                        Finland                    *100

BOC Group SAS, The                                                    France                     *100
Cryostar SAS                                                          France                     *100

                                                                      COUNTRY OF                 PERCENTAGE OF SHARES
COMPANY                                                               INCORPORATION              HELD BY GROUP
-------                                                               -------------              --------------------
Edwards SAS                                                           France                     *100
Hibon International SA                                                France                     *100
Hibon SAS                                                             France                     *100
Societe de Mecanique Magnetique                                       France                     *87

BOC Edwards GmbH                                                      Germany                    *100
BOC Gase Deutschland GmbH                                             Germany                    *100
Weno Verwaltungsgesellschaft mbH                                      Germany                    *100
Wilhelm Klein GmbH                                                    Germany                    *100

BOC Group Limited, The                                                Hong Kong                  *100
British Oxygen (Hong Kong) Limited                                    Hong Kong                  *100
HKO Development Company Limited                                       Hong Kong                  *50
Hong Kong Oxygen & Acetylene Company Limited                          Hong Kong                  *50 'A' Ordinary
Lien Hwa Industrial Gases (HK) Company Limited                        Hong Kong                  *50
New Sino Gases Company Limited                                        Hong Kong                  *50

BOC India Limited                                                     India                      55

P.T. BOC Gases Indonesia                                              Indonesia                  *100
P.T. Gresik Gases Indonesia                                           Indonesia                  *90
P.T. Gresik Power Indonesia                                           Indonesia                  *90
P.T. Soxal Batamindo Industrial Gases                                 Indonesia                  *35

Associated Irish Gases Limited                                        Ireland                    *100
BOC Gas Services Limited                                              Ireland                    *100
BOC Gases Ireland Holdings Limited                                    Ireland                    *100
BOC Gases Ireland Limited                                             Ireland                    *100
BOC Investment Holding Company (Ireland) Limited                      Ireland                    *100
BOC Investments Ireland                                               Ireland                    *100
BOC (Trading) Limited                                                 Ireland                    *100
Oxygenerators Limited                                                 Ireland                    *100
Priestley Dublin Reinsurance Company Limited                          Ireland                    *100

BOC Edwards S.p.A.                                                    Italy                      *100

Air Liquide Japan Welding Ltd                                         Japan                      *44
A-TEC Ltd                                                             Japan                      *44
BOC Edwards Japan Ltd                                                 Japan                      *100
BOC Japan Ltd                                                         Japan                      *99
Boucho Daisan Ltd                                                     Japan                      *44
Chemical Gases Ltd                                                    Japan                      *22
Chubu Daisan Ltd                                                      Japan                      *44
Chubu Helium Center KK                                                Japan                      *23
Chugoku Daisan Engineering Ltd                                        Japan                      *44
Daisan Engineering Ltd                                                Japan                      *44
Daisan Gas Center Ltd                                                 Japan                      *44
Daisan Gas Shoji Ltd                                                  Japan                      *44
Daisan Service Ltd                                                    Japan                      *44
Fukuoka Daisan Ltd                                                    Japan                      *24
Himeji Daisan Ltd                                                     Japan                      *35
Japan Air Gases Ltd                                                   Japan                      *44
Kagoshima Oxyton Ltd                                                  Japan                      *33
Kansai Gas First Ltd                                                  Japan                      *29
Kansai Teisan Gas Ltd                                                 Japan                      *44
Kanto Daisan Ltd                                                      Japan                      *44
Keiyo Teisan Ltd                                                      Japan                      *22
Kinuura Kogyo Gas Ltd                                                 Japan                      *27
Kitakanto Gas Center Ltd                                              Japan                      *22

                                                                      COUNTRY OF                 PERCENTAGE OF SHARES
COMPANY                                                               INCORPORATION              HELD BY GROUP
-------                                                               -------------              --------------------
Kitakyushu Oxyton Ltd                                                 Japan                      *35
KK Air Liquide Hamamatsu                                              Japan                      *44
KK Air Liquide Hiroshima                                              Japan                      *27
KK Air Liquide Hokuetsu                                               Japan                      *44
KK Air Liquide Kitakyushu                                             Japan                      *26
KK H.B.R.                                                             Japan                      *23
KK Japan Helium Center                                                Japan                      *40
KK Kawasaki Oxyton                                                    Japan                      *27
KK Mizushima Oxyton                                                   Japan                      *44
KK Obara Gas Center                                                   Japan                      *27
KK Seishin                                                            Japan                      *44
KK Ultra Clean Manufacturing Technology Co                            Japan                      *30
Kondo Shoji Ltd                                                       Japan                      *31
Kumamoto Oxyton Ltd                                                   Japan                      *31
Kurayoshi Sangyo Ltd                                                  Japan                      *44
Kurosaki Sanso Ltd                                                    Japan                      *22
Kyoto Teisan Ltd                                                      Japan                      *24
Kyushu Daisan Ltd                                                     Japan                      *44
Kyushu Helium Center                                                  Japan                      *22
Matsuyama Oxyton Ltd                                                  Japan                      *27
Nagasaki Sanso Ltd                                                    Japan                      *27
Naniwa Sanso                                                          Japan                      *22
Nihon Cryogenics Ltd                                                  Japan                      *22
Niigata I.G.S. Ltd                                                    Japan                      *27
O I Gases Ltd                                                         Japan                      *22
Osaka Sanso Production Ltd                                            Japan                      *44
OSK Instrument Ltd                                                    Japan                      *44
S2M-Japan Co Ltd                                                      Japan                      *44
S.T. Specialty Gas Ltd                                                Japan                      *22
Sagami I.G.S. Ltd                                                     Japan                      *22
Seitetsu Oxyton Ltd                                                   Japan                      *27
Shiga Gas Center Ltd                                                  Japan                      *22
T.S. Unyu Ltd                                                         Japan                      *44
T.T. Tech Ltd                                                         Japan                      *27
Takamatsu Teisan                                                      Japan                      *27
Teisan Acetylene Ltd                                                  Japan                      *22
Tokai Gas United Ltd                                                  Japan                      *23
Tokyo Daisan Engineering Ltd                                          Japan                      *44
Tokyo Medical Gas Ltd                                                 Japan                      *31
Tokyo Teisan Ltd                                                      Japan                      *44
Tottori Minami Yoshikata N2 Gas Centre Ltd                            Japan                      *20
Uchiura Gas Center Ltd                                                Japan                      *31
VitalAire Japan Ltd                                                   Japan                      *44
VitalAire Yokohama Ltd                                                Japan                      *27
Yokkaichi Oxyton Ltd                                                  Japan                      *27
Yokohama Teisan Ltd                                                   Japan                      *22

Alboc (Jersey) Limited                                                Jersey                     *50 'A' and 'C'  shares
BOC Australian Finance Limited                                        Jersey                     *100
Bocial (Jersey) Limited                                               Jersey                     *50 'A' Ordinary
                                                                                                 *50 'A' Red Pref Shares
BOC Preference Limited                                                Jersey                     *100
Valboc Holdings (Jersey) Limited                                      Jersey                     *50
Valboc (Jersey) Limited                                               Jersey                     *40

BOC Kenya Limited                                                     Kenya                      *65
East African Oxygen Limited                                           Kenya                      *65

BOC Edwards Chemical Management Korea Limited                         Korea                      100

                                                                      COUNTRY OF                 PERCENTAGE OF SHARES
COMPANY                                                               INCORPORATION              HELD BY GROUP
-------                                                               -------------              --------------------
BOC Gases Korea Company Limited                                       Korea                      *100
                                                                                                 *100 Preferred shares
BOC Systems Limited                                                   Korea                      *100
Shinil Cryogenic Materials Limited                                    Korea                      *49
Songwon Edwards Limited                                               Korea                      *97
Sungwoo BOC Co Limited                                                Korea                      *50
BOC Systems Limited                                                   Korea                      *100

Afrox Lesotho (Pty) Limited                                           Lesotho                    *56
Lesotho Oxygen Company (Pty) Limited                                  Lesotho                    *56

BOC Luxembourg No. 1 Sarl                                             Luxembourg                 *100
BOC Luxembourg No. 2 Sarl                                             Luxembourg                 *100

Mocoh Gas Madagascar                                                  Madagascar                 *28

BOC Malawi Limited                                                    Malawi                     *42
Electrode Manufacturing Company Limited                               Malawi                     *42
Transarc Saffire Limited                                              Malawi                     *42

Malaysian Oxygen Berhad                                               Malaysia                   *23
MOX Gases Berhad                                                      Malaysia                   *23
MOX Gases (JB) Sdn Berhad                                             Malaysia                   *23
MOX Gebeng Industrial Gases Sdn Berhad                                Malaysia                   *23
MOX Sha Alam Industrial Gases Sdn Berhad                              Malaysia                   *23
MOX Welding Products Sdn Berhad                                       Malaysia                   *23

Afrox International Limited                                           Mauritius                  *56
Les Gaz Industriel Limited                                            Mauritius                  *21
Mocoh Trading Mauritius Limited                                       Mauritius                  *30

BOC Gases de Mexico S.A. de C.V.                                      Mexico                     *100
Compania de Nitrogeno de Cantarell S.A. de C.V.                       Mexico                     *65
Compania de Operaciones de Nitrogeno S.A. de C.V.                     Mexico                     *100
Servicios de Cantarell S.A. de C.V.                                   Mexico                     *65
Servicios de Operaciones de Nitrogeno S.A. de C.V.                    Mexico                     *100

BOC Gases Mozambique Limited                                          Mozambique                 *56

Gas & Welding Products (Nambia) (Pty) Limited                         Namibia                    *56
IGL Properties (Pty) Limited                                          Namibia                    *56
IGL (Pty) Limited                                                     Namibia                    *56

BOC BV                                                                Netherlands                *100
BOC Edwards Pharmaceutical Systems BV                                 Netherlands                *100
BOC Europe Holdings BV                                                Netherlands                *100
BOC Group BV, The                                                     Netherlands                *100
BOC Investments BV                                                    Netherlands                100
GIST B.V.                                                             Netherlands                *100

BOC Gases Caribbean NV                                                Netherlands Antilles       *100
BOC Gases Curacao NV                                                  Netherlands Antilles       *100 'A' and 'B' shares
NV Verus                                                              Netherlands Antilles       *100
NV Verus (Vrije Zone)                                                 Netherlands Antilles       *100

BOC Limited                                                           New Zealand                *100
BOC New Zealand Holdings Limited                                      New Zealand                *100

BOC Gases Nigeria plc                                                 Nigeria                    *60

                                                                      COUNTRY OF                 PERCENTAGE OF SHARES
COMPANY                                                               INCORPORATION              HELD BY GROUP
-------                                                               -------------              --------------------
BOC Pakistan Limited                                                  Pakistan                   60

Dunfly Investments Inc                                                Panama                     *100
Indura Panama S.A.                                                    Panama                     *41

BOC Papua New Guinea Pty Limited                                      Papua New Guinea           *74
CIG Bougainville Pty Limited                                          Papua New Guinea           *74

Indura S.A. (Peru)                                                    Peru                       *41
Indura S.A. Sucursal Peru                                             Peru                       *41

Bacolod Oxygen Corporation                                            Philippines                *100
Bataan Industrial Gases Inc                                           Philippines                *39
BOC GIST Inc                                                          Philippines                *100
BOC (Phils) Holdings Inc                                              Philippines                *100
BPC Gas Corporation                                                   Philippines                *100
Carbonic Philippines Inc                                              Philippines                *100
Cebu Liquid Gas Corporation                                           Philippines                *67
Chatswood Inc                                                         Philippines                *62
CIGC Corporation                                                      Philippines                *43
CIGI Properties Inc                                                   Philippines                *100
Consolidated Industrial Gases Inc                                     Philippines                *100
Cryo Industrial Gases Inc                                             Philippines                *100
Davao Oxygen Corporation                                              Philippines                *100
Ormoc Oxygen Corporation                                              Philippines                *100
Southern Industrial Gases Philippines Inc                             Philippines                *100
Vismin Airtech Industrial Gases Corporation                           Philippines                *100

BOC Gazy Sp. z o.o.                                                   Poland                     *98
GIST Sp. z o.o.                                                       Poland                     *100
Roboprojekt BOC Sp. z o.o.                                            Poland                     *100

BOC Samoa Limited                                                     Samoa                      *96

Intellemetrics Limited                                                Scotland                   100
Vorgem Limited                                                        Scotland                   100


BOC Gases Pte Limited                                                 Singapore                  100
BOC Technologies Singapore Pte Limited                                Singapore                  *100
Island Pipeline Gases Pte Limited                                     Singapore                  *33
Jurong Island Industrial Gas Pte Limited                              Singapore                  *50
Semitech Engineering Pte Limited                                      Singapore                  *50
Singapore Carbon Dioxide Company Pte Limited                          Singapore                  *25
Singapore Oxygen Air Liquide Pte Limited                              Singapore                  *50
SOXAL-MI Technologies Pte Limited                                     Singapore                  *25

BOC Plyny s.r.o.                                                      Slovakia                   *100

BOC Gases Solomon Islands Limited                                     Solomon Islands            *100

African Oxygen Limited                                                South Africa               *56
Afrox Educational Services (Pty) Limited                              South Africa               *56
Afrox Finance Limited                                                 South Africa               *56
Afrox Healthcare Limited                                              South Africa               *38
Afrox Healthcare Services (Pty) Limited                               South Africa               *38
Afrox Home Healthcare P.E. (Pty) Limited                              South Africa               *38
Afrox Hospitals Limited                                               South Africa               *38

                                                                      COUNTRY OF                 PERCENTAGE OF SHARES
COMPANY                                                               INCORPORATION              HELD BY GROUP
-------                                                               -------------              --------------------
Afrox Limited                                                         South Africa               *56
Afrox Occupational Health Care (Pty) Limited                          South Africa               *38
Afrox Pharmacy Management Services (Pty) Limited                      South Africa               *38
Afrox Properties (Pty) Limited                                        South Africa               *56
Afrox (Transkei)(Pty) Limited                                         South Africa               *56
Amalgamated Gas & Welding (Pty) Limited                               South Africa               *56
Amalgamated Hospitals Limited                                         South Africa               *38
AMAHOSP Medical Rescue (Pty) Limited                                  South Africa               *38
Ammed Properties (Pty) Limited                                        South Africa               *38
Autogas Southern Africa (Pty) Limited                                 South Africa               *56
AWCE (Pty) Limited                                                    South Africa               *56
Bedford Gardens Private Hospital (Pty) Limited                        South Africa               *38
BOC Edwards South Africa (Pty) Limited                                South Africa               *100
Border Hospitals (Pty) Limited                                        South Africa               *24
Brenthurst Dispensary (Pty) Limited                                   South Africa               *38
C Elias & Associates (Pty) Limited                                    South Africa               *38
Changing Tides 243 (Pty) Limited                                      South Africa               *38
Chatsmed Property Enterprises (Pty) Limited                           South Africa               *38
Claremont Hospital (Pty) Limited                                      South Africa               *38
Coastal Medical Investments (Pty) Limited                             South Africa               *38
Correctional Healthcare Services (Pty) Limited                        South Africa               *38
Cosmos Hospital Property (Pty) Limited                                South Africa               *38
Cylinder Leasing (Pty) Limited                                        South Africa               *56
Daglish & Associates (Pty) Limited                                    South Africa               *38
Dalview Nursing Home (Pty) Limited                                    South Africa               *38
Direct Medicines (Pty) Limited                                        South Africa               *38
Dowson & Dobson Industrial Limited                                    South Africa               *56
Dowson & Dobson Limited                                               South Africa               *56
Drury Welding (Pty) Limited                                           South Africa               *56
EMH Operating Company (Pty) Limited                                   South Africa               *32
Empangeni Garden Clinic (Pty) Limited, The                            South Africa               *38
Empangeni Garden Clinic Properties (Pty) Limited                      South Africa               *38
Energy Medical Supplies (Pty) Limited                                 South Africa               *56
Entabeni Hospital Limited                                             South Africa               *38
Eugene Marais Hospital (Pty) Limited                                  South Africa               *38
Flohoc Investments (Pty) Limited                                      South Africa               *27
Garbanzo Property Investments (Pty) Limited                           South Africa               *38
Glynnwood Hospital Operating Company (Pty) Limited                    South Africa               *33
Gordon & Company (Pty) Limited                                        South Africa               *38
G P Ross Incorporated                                                 South Africa               *38
Harris Calorific South Africa (Pty) Limited                           South Africa               *56
Hewu Hospital (Pty) Limited                                           South Africa               *21
Hospitaalpark Kliniek (Eiendoms) Beperk                               South Africa               *38
Hospital Medical Systems (Pty) Limited                                South Africa               *24
Human Performance Systems (Pty) Limited                               South Africa               *56
Industrial Research and Development (Pty) Limited                     South Africa               *56
Isivivana Health (Pty) Limited                                        South Africa               *23
Jorum Property Investments (Pty) Limited                              South Africa               *38
K Wilson & Company (Pty) Limited                                      South Africa               *38
Kingsbury Hospital Limited                                            South Africa               *27
Kingsbury Hospital Property Limited                                   South Africa               *38
Liesbeeck Medical Holdings (Pty) Limited                              South Africa               *38
Lifecare Clinics (Pty) Limited                                        South Africa               *38
Lifecare Community Hospitals (Pty) Limited                            South Africa               *21
Lifecare Group Holdings Limited                                       South Africa               *21
Lifecare Group Victoria Hospital (Pty) Limited                        South Africa               *38
Lifecare Management Services (Pty) Limited                            South Africa               *38
Lifecare Properties (Pty) Limited                                     South Africa               *21
Lifecare Special Health Services (Pty) Limited                        South Africa               *21

                                                                      COUNTRY OF                 PERCENTAGE OF SHARES
COMPANY                                                               INCORPORATION              HELD BY GROUP
-------                                                               -------------              --------------------
Manstone Motors (Pty) Limited                                         South Africa               *38
Matikwana Hospital (Pty) Limited                                      South Africa               *21
Medicine Management Services (Pty) Limited                            South Africa               *38
Medi-Speed Natal (Pty) Limited                                        South Africa               *56
Metropol Hospitals (Pty) Limited                                      South Africa               *23
M J Rudolph & Associates (Pty) Limited                                South Africa               *21
M L Hurwitz & Associates (Pty) Limited                                South Africa               *38
Mobisburg (Pty) Limited                                               South Africa               *38
Nasionale Sweisware (Edms) Beperk                                     South Africa               *56
New Kensington Clinic (Pty) Limited                                   South Africa               *24
Nicoweld (Pty) Limited                                                South Africa               *56
Northern Dispensary (Pty) Limited                                     South Africa               *38
Oude Werf (Eiendoms) Beperk                                           South Africa               *38
P E Medical Group Investments (No.3)(Pty) Limited                     South Africa               *38
Peglerae Investments (Pty) Limited                                    South Africa               *23
Presmed Day Clinics (Pty) Limited                                     South Africa               *38
Princess Dispensary (Pty) Limited                                     South Africa               *38
Prop Robin (Pty) Limited                                              South Africa               *38
Riverfield Lodge (Pty) Limited                                        South Africa               *38
Robinson Hospital Holdings (Pty) Limited                              South Africa               *27
Robinson Hospital (Pty) Limited                                       South Africa               *30
Rockweld (Pty) Limited                                                South Africa               *56
Roseacres Clinic (Pty) Limited                                        South Africa               *38
Rustenburg Hospital Properties (Pty) Limited                          South Africa               *23
Selected Medical Investments Limited                                  South Africa               *38
South African Home Patient (Pty) Limited                              South Africa               *38
Spittal Drau Investments (Proprietary) Limited                        South Africa               *38
Springs Private Hospital Group (Pty) Limited                          South Africa               *38
St Mary's Private Hospital (Pty) Limited                              South Africa               *25
Synchramed (Pty) Limited                                              South Africa               *38
Synchromed (Pty) Limited                                              South Africa               *39
Thermal Welding Products Limited                                      South Africa               *56
Transgraph Export Company (Pty) Limited                               South Africa               *56
UK Health Management Services (Pty) Limited                           South Africa               *38
Vredenburg Hospital (Pty) Limited                                     South Africa               *38
Westcare (Pty) Limited                                                South Africa               *38
Wilgers Hospital Beperk                                               South Africa               *37
Wynberg Surgical Clinic (Pty) Limited                                 South Africa               *38
Zandfontein Clinic (Pty) Limited                                      South Africa               *29
Wilgeheuwel Hospital (Pty) Limited                                    South Africa               *29
Handigas Swaziland (Pty) Limited                                      Swaziland                  *56
Swazi Oxygen (Pty) Limited                                            Swaziland                  *56

BOC Intressenter AB                                                   Sweden                     100

BOC AG                                                                Switzerland                *100

Asia Union Electronic Chemical Corporation                            Taiwan                     *50
BOC Lienhwa Industrial Gases Company Limited                          Taiwan                     *50
Confederate Technology Company Limited                                Taiwan                     *27
Edwards Technologies Limited                                          Taiwan                     *100
Far Eastern Industrial Gases Company Limited                          Taiwan                     *28
Lien Hwa Commonwealth Corporation                                     Taiwan                     *50
Lien Hwa LOX Cryogenic Equipment Corporation                          Taiwan                     *44
Lienhwa United LPG Company Limited                                    Taiwan                     *28
United Industrial Gases Company Limited                               Taiwan                     *29
Yuan Rong Industrial Gases Company Limited                            Taiwan                     *23

BOC Tanzania Limited                                                  Tanzania                   *65

                                                                      COUNTRY OF                 PERCENTAGE OF SHARES
COMPANY                                                               INCORPORATION              HELD BY GROUP
-------                                                               -------------              --------------------
Tasco Estates Limited                                                 Tanzania                   *20

BPK Terminal Limited                                                  Thailand                   *99
Chemicals Gas Transport Company Limited                               Thailand                   *99
Eastern Industrial Gases Limited                                      Thailand                   *50
Electronic Gases (Thailand) Limited                                   Thailand                   *49
KTPV (Thailand) Limited                                               Thailand                   *100
Map Ta Phut Industrial Gases Company Limited                          Thailand                   *40
MIG Production Company Limited                                        Thailand                   *54
Rayong Acetylene Limited                                              Thailand                   *87
SKTY (Thailand) Limited                                               Thailand                   *100
Thai Industrial Gases Public Company Limited                          Thailand                   *100
TIG Air Chemicals Limited                                             Thailand                   *98
TIG HyCo Limited                                                      Thailand                   *100
TIG Trading Limited                                                   Thailand                   *100
Unique Gas Carrier Company Limited                                    Thailand                   *99
Unique Gas International Company Limited                              Thailand                   *99
Unique Gas & Petrochemical Public Company Limited                     Thailand                   *99
Unique Gas Trading Company Limited                                    Thailand                   *99
Unique Marine Company Limited                                         Thailand                   *99

BOC Gases (Tonga) Limited                                             Tonga                      *90

BOC Uganda Limited                                                    Uganda                     *65

Airco BH-F Systems, Inc                                               USA                        *100
Airco Inc (Delaware)                                                  USA                        *100
Airco Onsites, Inc                                                    USA                        *100
Airco Properties, Inc                                                 USA                        *100
Air Reduction Company, Inc                                            USA                        *100
BOC Americas, Inc                                                     USA                        *100
BOC Americas (PGS), Inc                                               USA                        *100
BOC Energy Services, Inc                                              USA                        *100
BOC Group, Inc (Delaware), The                                        USA                        *100
BOC Group, Inc (Nevada), The                                          USA                        *100
BOC, Inc                                                              USA                        *100
BOC North America, Inc                                                USA                        *100
BOC Transports, Inc                                                   USA                        *100
BOC Works, Inc                                                        USA                        *100
Calumatic North America Corporation                                   USA                        *100
Certified Gas & Controls, Inc                                         USA                        *100
East Coast Oxygen                                                     USA                        *50
Environmental Management Corporation                                  USA                        *100
ESH Connect, Inc                                                      USA                        *36
Hydromatix, Inc                                                       USA                        *100
NuPharmx, LLC                                                         USA                        *49
Ohmeda Medical Devices Division, Inc                                  USA                        *100
Selox, Inc                                                            USA                        *100
Tam Oxygen Co                                                         USA                        *100

BOC Gases Virgin Islands Inc                                          US Virgin Islands          *100

BOC Gases de Venezuela CA                                             Venezuela                  *100
Inversiones ABC, SA                                                   Venezuela                  *100
Inversiones Vencan SA                                                 Venezuela                  *100
Productora de Gas Carbonico SA                                        Venezuela                  *100

North Vietnam Industrial Gases Limited                                Vietnam                    *40

                                                                      COUNTRY OF                 PERCENTAGE OF SHARES
COMPANY                                                               INCORPORATION              HELD BY GROUP
-------                                                               -------------              --------------------
BOC Gases Zambia plc                                                  Zambia                     *39

BOC Zimbabwe (Pvt) Limited                                            Zimbabwe                   *100
Handigas (Pvt) Limited                                                Zimbabwe                   *100
Industrial Gases (Pvt) Limited                                        Zimbabwe                   *100
Oxyco Utilities (Pvt) Limited                                         Zimbabwe                   *100
Oxygen Industries (Pvt) Limited                                       Zimbabwe                   *100
Weldex (Pvt) Limited                                                  Zimbabwe                   *100
Zimbabwe Oxygen (Pvt) Limited                                         Zimbabwe                   *100








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